AGREEMENT TO TERMINATE OPTIONS


      This Agreement to Terminate Options (this "Termination") is entered into effective this 28th day of April, 2006 by and between Kevin Gadawski, an individual ("Holder") and M-GAB Development Corporation, a Florida corporation ("Company").

                                    RECITALS

      WHEREAS, Holder ant 6 0 d the Company had a verbal understanding whereby the Company would grant the Holder options to acquire common stock of the Company upon approval of such grant by the Securities and Exchange Commission (the "Options");

      WHEREAS, the approval referenced above was never obtained, and it appears that obtaining such approval will be overly burdensome, time consuming, and costly to the Company, and as such there is no written agreement between the Holder and the Company regarding the Options;

      WHEREAS, control of the Company has changed, and in exchange for the sum of $20,000, the Holder hereby agrees to terminate its rights to receive the Options;

      WHEREAS, Holder and Company mutually desire to terminate the Options effective as of the date hereof.

      NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. The Options and the Holder's right to receive the Options, is hereby terminated in its entirety, effective as of the date hereof.

      2. The Company shall deliver to the Holder the sum of $20,000 within two
(2) business days of the date hereof.

[signature page to follow]

         IN WITNESS WHEREOF, the parties hereto, agreeing to be bound hereby, execute this Amendment upon the date first set forth above.

"Holder"                                      "Company"

                                              M-GAB Development Corporation


/s/ Kevin Gadawski                            /s/ Carl M. Berg
---------------------------------------       ----------------
By:      Kevin Gadawski, an individual        By:      Carl M. Berg
                                              Its:     President